Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 10 - INCOME TAXES

The provision (benefit) for income taxes reflected in the consolidated statements of income for the years ended December 31 consists of the following:

(000s omitted)	2011	2010
Current expense (benefit) of continuing operations	$295	$132
Deferred expense (benefit) of continuing operations	(243)	(339)

Net tax from continuing operations	52	(207)
Net tax expense (benefit) of discontinued operations	280	5

	$332	$(202)

Income tax expense (benefit) for continuing operations was less than the amount computed by applying the statutory federal income tax rate to income (loss) before income taxes. The reasons for the difference are as follows:

(000s omitted)	2011	2010
Income tax at statutory rate	$(663)	$(1,890)
Valuation allowance	321	1,650
IRS audit settlement	193	0
Tax exempt income	(77)	(124)
Other	278	157

	$52	$(207)

The net deferred tax asset recorded includes the following amounts of deferred tax assets and liabilities:

(000s omitted)	2011	2010
Deferred tax assets
Allowance for loan losses	$2,775	$4,614
Alternative minimum tax credit	214	563
Compensation	299	443
Net operating loss	2,334	1,216
Non-accrual interest	98	248
Capital loss	1,149	1,393
ORE write downs	628	556
Other	281	256

	7,778	9,289

Deferred tax liabilities
Depreciation	(575)	(512)
Purchase accounting adjustments	0	(220)
Unrealized loss on securities available for sale	(23)	(31)
Other	(51)	(83)

	(649)	(846)

Valuation allowance	(7,129)	(8,443)

Net deferred taxes	$0	$0

A valuation allowance related to deferred tax assets is required when it is considered more likely than not that all or part of the benefit related to such assets may not be realized. Management has reviewed the deferred tax position for the Corporation at December 31, 2011 and 2010. The Corporation’s evaluation of taxable events, losses in recent years and the continuing deterioration of the Michigan economy led management to conclude that it was more likely than not that the benefit would not be realized. As a result, the Corporation maintained a full valuation allowance at December 31, 2011 and 2010, respectively. The federal net operating loss carry forwards of approximately $6,865,000 will expire beginning in 2030 if not previously utilized.

An income tax expense associated with continuing operations in the amount of $52,000 was recorded for the year ended December 31, 2011. The expense recorded considers the results of current period adjustments to other comprehensive income and discontinued operations. Generally, the calculation for income tax expense (benefit) does not consider the tax effect of changes in other comprehensive income or loss, which is a component of shareholders’ equity on the balance sheet. However, an exception is provided in certain circumstances when there is a pre-tax loss from continuing operations and income from other categories such as other comprehensive income or discontinued operations. In such case, pre-tax income from other categories is included in the tax expense (benefit) calculation for the current period.

In the ordinary course of business, the Corporation enters into certain transactions that have uncertain tax consequences. From time to time, the Internal Revenue Service (IRS) questions and/or challenges the tax position taken by the Corporation with respect to those transactions. The Corporation believes that its tax returns were filed based upon applicable statutes, regulations and case law in effect at the time of the transactions. The IRS, an administrative authority of a court, if presented with the transactions, could disagree with the Corporation’s interpretation of the tax law. After evaluating the risks and opportunities, the best outcome may result in a settlement. The ultimate outcome for each position is not known.

At December 31, 2011, amounts payable to the IRS for the settlement of certain tax positions examined by the agency were $193,000. There were no unrecognized or recognized tax benefits recorded in any previously reported periods presented. The increase of $193,000 in amounts recorded for tax positions previously taken from December 31, 2010 was the result of the Corporation’s IRS examination and ultimate settlement. Accrued interest and penalties were not considered to be significant. The Corporation continues to engage in discussions with the IRS related to its ongoing examination for the 2008 and 2009 tax years and based upon current knowledge the Corporation does not believe that it is more likely that not that other positions taken will not be sustained upon ultimate resolution and/or appeal. The Corporation does not expect the total amount of unrecognized or recognized tax benefits to significantly change within the next twelve months. The aforementioned other positions taken would not be expected to have a significant impact on the Corporation’s effective tax rate in any one reporting period if and when recognized.

Based on current knowledge and probability of assessment of various potential outcomes, the Corporation believes that accrued tax liabilities and the valuation allowance are adequate to absorb the effect, if any, relating to the ultimate resolution of the uncertain tax position in the matter outlined above.

The Corporation and its subsidiaries are subject to U.S federal income taxes as well as income tax of the state of Michigan. The Corporation is no longer subject to examination by taxing authorities for years before 2008.